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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                              Amendment Number One

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 10, 2000
 -----------------------------------------------------------------------------

                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
--------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)


  8500 Leesburg Pike, Suite 406, Vienna, VA                  22183
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------
              8133 Leesburg Pike, Suite 760, Vienna, Virginia 22182
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

                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Changes in Control of Registrant.
           None.

Item 2.    Acquisition or Disposition of Assets.

Item 3.    Bankruptcy or Receivership.
           None.

Item 4.    Changes in Registrant's Certifying Accountant.
           None.

Item 5.    Other Events.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           (a) The historical financial statements required by Item 7(a) of the Form 8-K are set forth below. Effective March 1, 2000, the Company purchased certain tangible and intangible assets and assumed certain liabilities of Object Application Systems, Inc. ("Seller"). The transaction was accounted for as an asset purchase.

           (b) Previously filed.

           (c) The Registrant intends to file the exhibits referenced below with an amendment to this Report, which amendment will be filed on or before August 26, 2000.

           Exhibits:

           2. Asset Acquisition Agreement, effective March 1, 2000,between Socrates Solutions Corporation (SSC) and Object Application Systems, Inc.;(1)

           10.1 Employment Agreement, dated March 1, 2000, between Mitchell Jerine and SSC; (1)

           10.2 Employment Agreement, dated March, 1, 2000, between Allen Jerinsky and SSC; (1)

           99.1 Press Release, dated March 16, 2000, re: Asset Acquisition Agreement between SSC and Object Application Systems, Inc. (1)

(1)        To be filed by amendment

Item 8.    Change in Fiscal Year.
           None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 24, 2000

                                             /s/ Paul W. Richter
                                             -----------------------------------
                                             Paul W. Richter, General Counsel,
                                             Secretary, Vice President-Corporate
                                             Development and Director of Human
                                             Resources

OBJECT APPLICATION SYSTEMS, INC.

Financial Statements and Report of Independent
Certified Public Accountants

December 31, 1999 and 1998
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

Object Application Systems, Inc.

Contents

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Financial Statements

     Balance Sheets                                                           3

     Statements of Operations                                                 4

     Statements of Cash Flows                                                 5

     Notes to Financial Statements                                          6-10

Object Application Systems, Inc.

Balance Sheets
-------------------------------------------------------------------------------------------------------------------

December 31,                                                                         1999              1998
-------------------------------------------------------------------------------------------------------------------
Assets

Current Assets
    Cash and cash equivalents                                                $          498      $      63,729
    Accounts receivable, net                                                        202,437            411,872
    Prepaid expenses and other assets                                                 2,342                  -
                                                                             --------------------------------------

Total Current Assets                                                                205,277            475,601

Property and Equipment, net of accumulated depreciation of $127,056
  and $99,174 as of 1999 and 1998, respectively                                      80,011             45,355

Loans to Stockholders                                                               361,095            185,369

Deposits                                                                             16,295             15,350
                                                                             --------------------------------------
                                                                             $      662,678      $     721,675
-------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
    Line of credit                                                           $      143,566      $     152,048
    Current portion of capital lease obligations                                     16,350              3,598
    Accounts payable and accrued expenses                                           237,904            120,514
    Accrued payroll liabilities                                                      99,288             59,522
    Deferred revenue                                                                 27,000            314,320
                                                                             --------------------------------------

Total Current Liabilities                                                           524,108            650,002

Long-term Note Payable                                                                5,405             30,000

Capital Lease Obligations, less current portion                                      54,544             24,540

Note Payable to Officer                                                              23,000             31,000

Stockholders' Equity (Deficit)
    Common stock, $.01 Par Value, 100,000 shares issued and outstanding               1,000              1,000
    Retained Earnings (Deficit)                                                      54,621            (14,867)
                                                                             --------------------------------------
                                                                             $       55,620      $     (13,867)
                                                                             --------------------------------------
                                                                             $      662,678      $     721,675
-------------------------------------------------------------------------------------------------------------------

         The accompanying notes are an integral part of this statement.

Object Application Systems, Inc.

Statements of Operations and Retained Earnings
-------------------------------------------------------------------------------------------------------------------

Years ended December 31,                                                             1999               1998
-------------------------------------------------------------------------------------------------------------------
Sales

    Software Licenses                                                        $      825,862            912,215
    Services                                                                        943,274            630,521
    Products                                                                        179,323            167,832
                                                                             --------------------------------------
                                                                                  1,948,459          1,710,568

Cost of Sales                                                                       130,478            168,682
                                                                             --------------------------------------

Gross Profit                                                                      1,817,981          1,541,886

Selling Expenses
    Selling, General, and Administrative                                          1,691,546          1,504,702
    Depreciation                                                                     27,882             22,130
    Research and Development Expense                                                      -                  -
                                                                             --------------------------------------
                                                                                  1,719,428          1,526,832
                                                                             --------------------------------------

Income from Operations                                                               98,553             15,054

Other Income (Expense)
    Other Income                                                                     21,700             17,023
    Interest income (expense), net                                                  (35,631)           (28,539)
                                                                             --------------------------------------

Income before income taxes                                                           84,622              3,582
Provision for Income Taxes                                                          (15,134)            (5,180)
                                                                             --------------------------------------
Net Income (Loss)                                                            $       69,488      $      (1,642)

Retained Earnings (Deficit), beginning of period                                    (14,867)           (13,225)
                                                                             --------------------------------------
Retained Earnings (Deficit), end of period                                   $       54,621      $     (14,867)
-------------------------------------------------------------------------------------------------------------------

         The accompanying notes are an integral part of this statement.

Object Application Systems, Inc.

Statements of Cash Flows
-------------------------------------------------------------------------------------------------------------------

Years ended December 31,                                                             1999               1998
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents

Cash Flows from Operating Activities
    Net income/(loss)                                                        $       69,487      $      (1,642)
    Adjustments to reconcile net loss to net cash used in
        operating activities
           Depreciation Expense                                                      27,882             22,130
           Changes in assets and liabilities:
           (Increase)/Decrease in accounts receivable                               209,435           (282,736)
           Increase in prepaid expenses and other assets                             (3,286)           (15,200)
           Increase in accounts payable and
           accrued expenses                                                         117,390             57,090
           Increase in accrued payroll and related liabilities                       39,766             59,303
           Increase/(Decrease) in deferred revenue                                 (287,320)           271,320
                                                                             --------------------------------------

Net Cash provided by Operating Activities                                           173,354            110,265
                                                                             --------------------------------------

Cash Flows from Investing Activities

    Purchase of property and equipment                                              (16,184)            (4,695)
                                                                             --------------------------------------

Net Cash Used in Investing Activities                                               (16,184)            (4,695)
                                                                             --------------------------------------

Cash Flows from Financing Activities
    Net (repayments) borrowings on line of credit                                    (8,482)           (33,233)
    Increase in loan receivable from Stockholders                                  (175,726)           (92,861)
    Increase in loans to officers                                                    (8,000)                 -
    Capital Lease Obligation payments                                                (3,598)            (2,020)
    Repayment on note payable                                                       (24,595)            30,000
                                                                             --------------------------------------

Net Cash Used in Financing Activities                                              (220,401)           (98,114)
                                                                             --------------------------------------

Net Increase (Decrease) in Cash and Cash Equivalents                                (63,231)             7,456

Cash and Cash Equivalents, beginning of year                                         63,729             56,273
                                                                             --------------------------------------

Cash and Cash Equivalents, end of year                                       $          498      $      63,729
-------------------------------------------------------------------------------------------------------------------

         The accompanying notes are an integral part of this statement.

Object Application Systems, Inc.

Notes to Financial Statements

--------------------------------------------------------------------------------

December 31, 1999 and 1998
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION AND BUSINESS


    Nature of Operations

    Object Application Systems, Inc. (formerly BCI Holdings, Ltd) was incorporated in the state of New York in September 1987. The company changed its name to Object Application Systems, Inc. (OAS) in 1996. Principal operations are based in New York and sales are to customers in the United States.

    OAS developes and markets EBA software products and services to companies in specific target industries. The Company has developed an underlying application architecture that is known as the OA/System. The OA/System is the backbone of OAS' product family. With the OA/System as a base, OAS has created products that deliver sophisticated software technology like object-oriented programming, a sophisticated RDBMS-based data model, and Internet enablement.



--------------------------------------------------------------------------------

NOTE B -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


    Revenue Recognition

    The company licenses software under non-cancelable license agreements and provides services including training, consulting and maintenance, consisting of product support services and periodic updates. License fee revenues are generally recognized when a non-cancelable license agreement has been signed, the product has been shipped, there are no uncertainties surrounding product acceptance, the fees are fixed and determinable, and collection is considered probable. For customer license agreements which meet these recognition criteria, the portion of the fees related to the software license are generally recognized in the current period, while the portion of the fees related to services is recognized as the services are performed. When the Company enters into a license agreement with a customer requiring significant customization of the software products, the Company recognizes revenue related to the license agreement using contract accounting. Revenues from fixed-price contracts, post-contract support services, installation and maintenance agreements are recognized ratably over the appropriate period. Payments received in advance of when revenue is recognized are recorded as deferred revenue.

Object Application Systems, Inc.

--------------------------------------------------------------------------------

December 31, 1999 and 1998
--------------------------------------------------------------------------------


    The Company has adopted Statement of Position (SOP) 97-2, "Software Revenue Recognition." The SOP requires that software revenue be recognized only when persuasive evidence of an arrangement exists, delivery has occurred, the vendor's fee is fixed or determinable and collectibility is probable. The Company recognizes revenue from sales to customers or resellers when the products are shipped (transfer of title occurs) and no significant obligation remains of the Company. Revenue billed or collected in advance for future product shipments or services is deferred and recorded as income in the period in which the products are shipped or services are provided. Generally, the Company has insignificant obligations remaining under the agreement after delivering the software.


    Research and Development

    Research and development costs are expensed as incurred. Product development costs after technological feasibility is reached are also expensed due to the immateriality of the cost incurred during the short period of time required to release the product for general sale.


    Income Taxes

    The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes." Deferred taxes arise from temporary differences, primarily attributable to differences between the Company's cash-basis tax returns and accrual-basis book accounting. The Company elected to change its tax status to a subchapter S- Corporation in 1999. Therefore no deferred tax provision has been recorded in the results of operations in 1999. Deferred income taxes associated with temporary differences and net operating losses in prior years resulted in a deferred tax asset which the company fully reserved for via a valuation allowance. Income tax provisions included in the accompanying financial statements represent payments for state income taxes.

Object Application Systems, Inc.

--------------------------------------------------------------------------------

December 31, 1999 and 1998
--------------------------------------------------------------------------------

NOTE B--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued


    Depreciation

    Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The estimated lives used in determining depreciation are--

         Office and other equipment                           3-7 years
         Furniture and fixtures                               7 years


    For financial reporting purposes, the straight-line method of depreciation is followed for all assets. Accelerated methods are used for tax purposes.

    Cash and Cash Equivalents

    The Company considers all highly liquid securities purchased with a maturity of three months or less to be cash equivalents.

    Using Estimates in Preparing Financial Statements

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

Object Application Systems, Inc.

--------------------------------------------------------------------------------

December 31, 1999 and 1998
--------------------------------------------------------------------------------

NOTE C--ACCOUNTS RECEIVABLE


    Accounts receivable consist of the following at December 31:

                                                                                    1999             1998
----------------------------------------------------------------------------------------------------------------
         Accounts receivable                                                    $   297,158     $    782,375
         Allowance for doubtful accounts                                            (94,721)        (370,503)
                                                                                --------------------------------

                                                                                $   202,437     $    411,872
                                                                                --------------------------------

----------------------------------------------------------------------------------------------------------------


NOTE D--LOANS TO STOCKHOLDERS


    The Company has periodically advanced funds to officers and stockholders on a non-interest bearing basis which are due on demand. Such loans were not sold in the acquisition of assets described in Note G.



NOTE E--LINE OF CREDIT


    The Company has lines of credit with two banks, providing for borrowings up to $158,000. The lines of credit are terminable at the option of the lenders. Advances on the lines of credit bear interest at variable spreads over the bank's prime rate. The lines of credit are collateralized by substantially all the Company's assets, and is subject to certain restrictive covenants. As of December 31, 1999 and 1998, the Company had $143,566 and $152,048 outstanding on the lines of credit.

NOTE F--LEASE COMMITMENTS

    Operating Leases

    The Company is committed under leases for office space which expire through 2002. Rent expense under such leases amounted to $90,720 and $46,000 for the years ended December 31, 1999 and 1998, respectively. Minimum lease payments due in future years under these leases are as follows for the years ended December 31:

                           2000              $ 92,388
                           2001                92,388
                           2002                92,388
                           2003                90,199
                           2004                90,000
                           2005                45,000
                                             --------
                                             $502,363
    Capital Leases

    The Company is committed under leases accounted for as capital leases with minimum lease payments as follows:

                           Year ended December 31:

                           2000                                      $26,467
                           2001                                       26,467
                           2002                                       26,467
                           2003                                       17,125
                           2004                                        1,167
                                                                     -------
                                                                     $97,694

                           Less amounts representing interest        (26,800)
                                                                     -------
                           Present value of net minimum
                             lease payments                          $70,894
                                                                     -------

    The net book value of assets held under capitalized leases was approximately $55,000 and $20,000 for the years ended December 31, 1999 and 1998, respectively.

NOTE G--SUBSEQUENT EVENT

    Effective March 1, 2000, substantially all of the assets of the Company were acquired by a subsidiary of Socrates Technologies Corporation, a publicly-held company headquartered in Vienna, Virginia for total consideration of approximately $4.7 million, consisting of common stock, cash and a note payable.

NOTE H--SUPPLEMENTAL CASH FLOW INFORMATION

    The Company paid the following amounts for income taxes and interest:

                                         1999            1998
                                         ----            ----

                   Income taxes        $15,134         $ 5,180
                                       =======         =======
                   Interest            $27,682         $28,366
                                       ==========      ==========

    During the years ended December 31, 1999 and 1998, the Company entered into capital leases which originated lease obligations totaling $46,354 and $30,158, respectively.